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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): August 20, 1999

                              STERLING VISION, INC.
               (Exact Name of Registrant as Specified in Charter)

          New York                     1-14128                   11-3096941
----------------------------  ------------------------        ----------------
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                             1500 Hempstead Turnpike
                           East Meadow, New York 11554
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (516) 390-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events

     On August 20, 1999, effective as of July 1, 1999, the Registrant, together with its wholly owned subsidiary, Insight Laser Centers, Inc. ("Insight" and, together with the Registrant, hereinafter collectively referred to as the "Company") consummated a series of transactions with RBG Consulting, Ltd. ("Limited") and its principal shareholders, Robert and Kim Greenberg, pursuant to which: (i) Insight acquired all of the equity interests of Limited in exchange for shares of Insight's Common Stock; (ii) Robert Greenberg was appointed as Insight's President and Chief Executive Officer; and (iii) Kim Greenberg was appointed as an Executive Vice President of Insight.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STERLING VISION, INC.

                                       By:    /s/Joseph Silver
                                              ----------------------------------
                                       Name:  Joseph Silver

                                       Title: Executive Vice President & General
                                              Counsel

Date: August 26, 1999